Exhibit 99.2

Third Quarter
Financial Supplement
September 30, 2019
3

METLIFE TABLE OF CONTENTS

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY	10

U.S.
Statements of Adjusted Earnings Available to Common Shareholders	11
Group Benefits - Statements of Adjusted Earnings Available to Common Shareholders	12
Retirement and Income Solutions - Statements of Adjusted Earnings Available to Common Shareholders	13
Property & Casualty - Statements of Adjusted Earnings Available to Common Shareholders	14
Group Benefits - Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	15
Group Benefits - Other Expenses by Major Category; and Other Statistical Information	16
Retirement and Income Solutions - Future Policy Benefits and Policyholder Account Balances; Separate Account Liabilities; and Synthetic GICs	17
Retirement and Income Solutions - Other Expenses by Major Category; and Spread	18
Property & Casualty - Other Expenses by Major Category; and Net Written Premiums By Product and Selected Financial Information and Supplemental Data	19

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	20
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	21
General Account Assets Under Management and Related Measures	22

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	23
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	24

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	25
Other Expenses by Major Category; and Other Statistical Information	26

METLIFE HOLDINGS
Statements of Adjusted Earnings Available to Common Shareholders	27
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	28
Other Expenses by Major Category; and Other Statistical Information	29

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders; and Adjusted Earnings Available to Common Shareholders by Source	30

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	31
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Gross Unrealized Gains and Losses Aging Schedule: Fixed Maturity Securities Available-for-Sale	33
Summary of Mortgage Loans; and Summary of Commercial Mortgage Loans by Region and Property Type	34

APPENDIX
Reconciliation Detail	A-1
Notable Items:
MetLife Total; U.S.; U.S. - Group Benefits;	A-2
Asia; Latin America; EMEA; MetLife Holdings; and Corporate & Other	A-3
Equity Details, Book Value Details and Return on Equity	A-4
Adjusted Premiums, Fees and Other Revenues, Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-5
Non-GAAP and Other Financial Disclosures	A-6
Acronyms	A-9

METLIFE

As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019

Revenues
Premiums	$10,242	$9,267	$9,405	$10,129	$10,781	$34,573	$30,315
Universal life and investment-type product policy fees	1,343	1,397	1,365	1,412	1,440	4,105	4,217
Net investment income	4,486	3,462	4,908	4,693	4,623	12,704	14,224
Other revenues	479	452	494	478	419	1,428	1,391
Net investment gains (losses)	117	145	15	61	161	(443)	237
Net derivative gains (losses)	(378)	939	115	724	1,254	(88)	2,093
Total revenues	16,289	15,662	16,302	17,497	18,678	52,279	52,477

Expenses
Policyholder benefits and claims	10,080	8,992	9,072	9,993	10,648	33,664	29,713
Interest credited to policyholder account balances	1,334	486	1,961	1,515	1,500	3,527	4,976
Policyholder dividends	327	318	300	302	296	933	898
Capitalization of DAC	(810)	(814)	(812)	(837)	(882)	(2,440)	(2,531)
Amortization of DAC and VOBA	732	843	624	689	797	2,132	2,110
Amortization of negative VOBA	(7)	(11)	(10)	(10)	(4)	(45)	(24)
Interest expense on debt	267	260	234	274	223	862	731
Other expenses	3,287	3,117	3,189	3,274	3,309	9,810	9,772
Total expenses	15,210	13,191	14,558	15,200	15,887	48,443	45,645
Income (loss) from continuing operations before provision for income tax	1,079	2,471	1,744	2,297	2,791	3,836	6,832
Provision for income tax expense (benefit)	164	409	359	551	601	770	1,511
Income (loss) from continuing operations, net of income tax	915	2,062	1,385	1,746	2,190	3,066	5,321
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	915	2,062	1,385	1,746	2,190	3,066	5,321
Less: Net income (loss) attributable to noncontrolling interests	3	(5)	4	5	6	10	15
Net income (loss) attributable to MetLife, Inc.	912	2,067	1,381	1,741	2,184	3,056	5,306
Less: Preferred stock dividends	32	57	32	57	32	84	121
Net income (loss) available to MetLife, Inc.'s common shareholders	$880	$2,010	$1,349	$1,684	$2,152	$2,972	$5,185

Premiums, fees and other revenues	$12,064	$11,116	$11,264	$12,019	$12,640	$40,106	$35,923

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019

Net income (loss) available to MetLife, Inc.'s common shareholders	$880	$2,010	$1,349	$1,684	$2,152
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	117	145	15	61	161
Less: Net derivative gains (losses)	(378)	939	115	724	1,254
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to continuing operations (1)	(360)	(202)	(177)	(179)	(107)
Less: Provision for income tax (expense) benefit	128	(213)	(24)	(236)	(340)
Less: Income (loss) from discontinued operations, net of income tax	—	—	—	—	—
Add: Net income (loss) attributable to noncontrolling interests	3	(5)	4	5	6
Adjusted earnings available to common shareholders	$1,376	$1,336	$1,424	$1,319	$1,190

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$0.88	$2.04	$1.40	$1.77	$2.30
Less: Net investment gains (losses)	0.12	0.15	0.02	0.06	0.17
Less: Net derivative gains (losses)	(0.38)	0.95	0.12	0.76	1.34
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to continuing operations	(0.37)	(0.20)	(0.19)	(0.18)	(0.11)
Less: Provision for income tax (expense) benefit	0.13	(0.22)	(0.03)	(0.24)	(0.36)
Less: Income (loss) from discontinued operations, net of income tax	—	—	—	—	—
Add: Net income (loss) attributable to noncontrolling interests	—	(0.01)	—	0.01	0.01
Adjusted earnings available to common shareholders per diluted common share	$1.38	$1.35	$1.48	$1.38	$1.27

	For the Three Months Ended
Unaudited (In millions, except per share data)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$(68)	$—	$—	$—	$(160)
Litigation reserves & settlement costs	—	(60)	—	—	—
Expense initiative costs	(88)	(100)	(55)	(70)	(88)
Tax adjustments	—	247	—	—	—
Total notable items	$(156)	$87	$(55)	$(70)	$(248)

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$(0.07)	$—	$—	$—	$(0.17)
Litigation reserves & settlement costs	$—	$(0.06)	$—	$—	$—
Expense initiative costs	$(0.09)	$(0.10)	$(0.06)	$(0.07)	$(0.09)
Tax adjustments	$—	$0.25	$—	$—	$—
Total notable items	$(0.16)	$0.09	$(0.06)	$(0.07)	$(0.26)

	For the Three Months Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
Weighted average common shares outstanding - diluted	1,000.7	987.6	963.3	952.9	936.4

(1) See Page A-1 for further detail.

(2) These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Pages A-2 and A-3 for further detail.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019

Book value per common share (1)	$48.94	$51.53	$58.06	$64.61	$70.71
Book value per common share, excluding AOCI other than FCTA (1)	$42.97	$44.62	$45.58	$47.09	$48.56
Book value per common share - tangible common stockholders' equity (1)	$33.37	$34.77	$35.71	$37.09	$38.52

	For the Three Months Ended
Unaudited	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
Return on MetLife, Inc.'s (2):
Common stockholders' equity	7.1%	16.5%	10.3%	11.6%	13.7%
Common stockholders' equity, excluding AOCI other than FCTA	8.3%	18.9%	12.5%	15.4%	19.4%
Tangible common stockholders' equity	10.8%	24.4%	16.2%	19.7%	24.6%

Adjusted return on MetLife, Inc.'s (2):
Common stockholders' equity	11.2%	10.9%	10.9%	9.1%	7.6%
Common stockholders' equity, excluding AOCI other than FCTA	12.9%	12.5%	13.2%	12.1%	10.7%
Tangible common stockholders' equity	16.8%	16.2%	17.1%	15.5%	13.7%

	For the Three Months Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019

Common shares outstanding, beginning of period	1,000.2	986.6	958.6	950.2	935.9
Share repurchases	(14.1)	(28.4)	(11.2)	(15.8)	(17.1)
Newly issued shares	0.5	0.4	2.8	1.5	0.8
Common shares outstanding, end of period	986.6	958.6	950.2	935.9	919.6

Weighted average common shares outstanding - basic	992.7	980.3	956.5	946.2	929.6
Dilutive effect of the exercise or issuance of stock-based awards	8.0	7.3	6.8	6.7	6.8
Weighted average common shares outstanding - diluted	1,000.7	987.6	963.3	952.9	936.4

MetLife Policyholder Trust Shares	150.0	148.0	146.2	144.3	142.8

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019

Total revenues	$16,289	$15,662	$16,302	$17,497	$18,678	$52,279	$52,477
Less: Net investment gains (losses)	117	145	15	61	161	(443)	237
Less: Net derivative gains (losses)	(378)	939	115	724	1,254	(88)	2,093
Less: Adjustments related to net investment gains (losses) and net derivative gains (losses)	11	(8)	—	20	59	1	79
Less: Other adjustments to revenues:
GMIB fees	32	27	27	28	27	93	82
Investment hedge adjustments	(125)	(121)	(105)	(118)	(121)	(354)	(344)
Operating joint venture adjustments	—	—	—	—	—	1	—
Unit-linked contract income	149	(765)	736	261	250	82	1,247
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(1)	(27)	(4)	(4)	(2)	(34)	(10)
Settlement of foreign currency earnings hedges	5	5	2	2	3	14	7
TSA fees	78	70	68	69	69	235	206
Divested businesses	1	—	—	—	60	8	60
Total adjusted revenues	$16,400	$15,397	$15,448	$16,454	$16,918	$52,764	$48,820

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019

Net investment income	$4,486	$3,462	$4,908	$4,693	$4,623	$12,704	$14,224
Less: Adjustments to net investment income:
Investment hedge adjustments	(125)	(121)	(105)	(118)	(121)	(354)	(344)
Operating joint venture adjustments	—	—	—	—	—	1	—
Unit-linked contract income	149	(765)	736	261	250	82	1,247
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(1)	(27)	(4)	(4)	(2)	(34)	(10)
Divested businesses	1	—	—	—	23	1	23
Net investment income, as reported on an adjusted basis	$4,462	$4,375	$4,281	$4,554	$4,473	$13,008	$13,308

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019

Premiums, fees and other revenues	$12,064	$11,116	$11,264	$12,019	$12,640	$40,106	$35,923
Less: Adjustments to premiums, fees and other revenues:
Unearned revenue adjustments	11	(8)	—	20	59	1	79
GMIB fees	32	27	27	28	27	93	82
Settlement of foreign currency earnings hedges	5	5	2	2	3	14	7
TSA fees	78	70	68	69	69	235	206
Divested businesses	—	—	—	—	37	7	37
Adjusted premiums, fees and other revenues	$11,938	$11,022	$11,167	$11,900	$12,445	$39,756	$35,512
Adjusted premiums, fees and other revenues, on a constant currency basis	$11,915	$11,054	$11,150	$11,895	$12,445

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019

Total expenses	$15,210	$13,191	$14,558	$15,200	$15,887	$48,443	$45,645
Less: Adjustments related to net investment gains (losses) and net derivative gains (losses)	89	44	(24)	(5)	39	65	10
Less: Goodwill impairment	—	—	—	—	—	—	—
Less: Other adjustments to expenses:
PBC hedge adjustment	—	—	—	—	9	—	9
Inflation and pass-through adjustments	(13)	1	79	84	87	28	250
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	187	(10)	49	36	(47)	262	38
Market value adjustments and amortization of DAC, VOBA and negative VOBA related to market value adjustments	—	(1)	(4)	(11)	3	(1)	(12)
PAB hedge adjustments	(1)	(1)	(3)	(6)	(5)	(3)	(14)
Unit-linked contract costs	133	(730)	716	257	223	54	1,196
Securitization entities debt expense	—	—	—	—	—	—	—
Noncontrolling interest	(3)	5	(6)	(6)	(8)	(15)	(20)
Regulatory implementation costs	3	5	3	7	5	6	15
Acquisition, integration and other costs	13	(14)	23	6	8	38	37
TSA fees	78	70	68	69	69	235	206
Divested businesses	24	14	—	6	69	116	75
Total adjusted expenses	$14,700	$13,808	$13,657	$14,763	$15,435	$47,658	$43,855

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019

Capitalization of DAC	$(810)	$(814)	$(812)	$(837)	$(882)	$(2,440)	$(2,531)
Less: Divested businesses	—	—	—	—	(11)	(1)	(11)
Capitalization of DAC, as reported on an adjusted basis	$(810)	$(814)	$(812)	$(837)	$(871)	$(2,439)	$(2,520)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019

Other expenses	$3,287	$3,117	$3,189	$3,274	$3,309	$9,810	$9,772
Less: Noncontrolling interest	(3)	5	(6)	(6)	(8)	(15)	(20)
Less: Regulatory implementation costs	3	5	3	7	5	6	15
Less: Acquisition, integration and other costs	13	(14)	23	6	8	38	37
Less: TSA fees	78	70	68	69	69	235	206
Less: Divested businesses	9	(4)	—	6	36	72	42
Other expenses, as reported on an adjusted basis	$3,187	$3,055	$3,101	$3,192	$3,199	$9,474	$9,492
Other expenses, as reported on an adjusted basis, on a constant currency basis	$3,181	$3,071	$3,093	$3,194	$3,199

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019
Other expenses	$3,287	$3,117	$3,189	$3,274	$3,309	$9,810	$9,772
Capitalization of DAC	(810)	(814)	(812)	(837)	(882)	(2,440)	(2,531)
Other expenses, net of capitalization of DAC	$2,477	$2,303	$2,377	$2,437	$2,427	$7,370	$7,241

Premiums, fees and other revenues	$12,064	$11,116	$11,264	$12,019	$12,640	$40,106	$35,923

Expense ratio	20.5%	20.7%	21.1%	20.3%	19.2%	18.4%	20.2%

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019
Other expenses by major category, as reported on an adjusted basis
Direct expenses	$1,543	$1,369	$1,420	$1,485	$1,475	$4,505	$4,380
Pension, postretirement and postemployment benefit costs	45	44	56	57	57	141	170
Premium taxes, other taxes, and licenses & fees	193	197	170	174	164	558	508
Commissions and other variable expenses	1,406	1,445	1,455	1,476	1,503	4,270	4,434
Other expenses, as reported on an adjusted basis	3,187	3,055	3,101	3,192	3,199	9,474	9,492
Capitalization of DAC, as reported on an adjusted basis	(810)	(814)	(812)	(837)	(871)	(2,439)	(2,520)
Other expenses, net of capitalization of DAC, as reported on an adjusted basis	2,377	2,241	2,289	2,355	2,328	7,035	6,972
Less: Total notable items related to other expenses, as reported on an adjusted basis (1)	112	(19)	70	88	111	233	269
Other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis (1)	$2,265	$2,260	$2,219	$2,267	$2,217	$6,802	$6,703

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019
Employee related costs	$921	$912	$922	$916	$871	$2,752	$2,709
Third party staffing costs	435	486	375	419	422	1,217	1,216
General and administrative expenses	187	(29)	123	150	182	536	455
Direct expenses	1,543	1,369	1,420	1,485	1,475	4,505	4,380
Less: Total notable items related to direct expenses (1)	112	(19)	70	88	111	233	269
Direct expenses, excluding total notable items related to direct expenses (1)	$1,431	$1,388	$1,350	$1,397	$1,364	$4,272	$4,111

Other expenses, net of capitalization of DAC, as reported on an adjusted basis	$2,377	$2,241	$2,289	$2,355	$2,328	$7,035	$6,972
Less: Total notable items related to other expenses, as reported on an adjusted basis (1)	112	(19)	70	88	111	233	269
Other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis (1)	$2,265	$2,260	$2,219	$2,267	$2,217	$6,802	$6,703

Adjusted premiums, fees and other revenues	$11,938	$11,022	$11,167	$11,900	$12,445	$39,756	$35,512
Less: PRT	1,018	(76)	(2)	556	1,293	6,970	1,847
Adjusted premiums, fees and other revenues, excluding PRT	$10,920	$11,098	$11,169	$11,344	$11,152	$32,786	$33,665

Direct expense ratio	12.9%	12.4%	12.7%	12.5%	11.9%	11.3%	12.3%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	13.1%	12.5%	12.1%	12.3%	12.2%	13.0%	12.2%

Adjusted expense ratio	19.9%	20.3%	20.5%	19.8%	18.7%	17.7%	19.6%
Adjusted expense ratio, excluding total notable items related to other expenses and PRT (1)	20.7%	20.4%	19.9%	20.0%	19.9%	20.7%	19.9%

(1) Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Pages A-2 and A-3 for further detail.

METLIFE CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$304,840	$298,265	$308,410	$318,689	$326,049
Equity securities, at estimated fair value	1,479	1,440	1,432	1,476	1,341
Contractholder-directed equity securities and fair value option securities, at estimated fair value	13,540	12,616	13,245	13,000	12,671
Mortgage loans	72,461	75,752	78,601	77,997	78,959
Policy loans	9,703	9,699	9,670	9,705	9,671
Real estate and real estate joint ventures	9,977	9,698	10,022	10,326	10,246
Other limited partnership interests	6,374	6,613	6,787	7,054	7,441
Short-term investments, principally at estimated fair value	5,231	3,937	4,524	2,811	3,536
Other invested assets	16,336	18,190	18,175	20,036	21,979
Total investments	439,941	436,210	450,866	461,094	471,893
Cash and cash equivalents, principally at estimated fair value	12,490	15,821	14,506	18,435	19,452
Accrued investment income	3,691	3,582	3,569	3,535	3,561
Premiums, reinsurance and other receivables	19,820	19,644	20,615	20,425	20,723
Deferred policy acquisition costs and value of business acquired	19,160	18,895	18,349	17,880	17,382
Current income tax recoverable	—	—	—	97	—
Goodwill	9,440	9,422	9,418	9,408	9,278
Other assets	8,493	8,408	10,100	10,029	10,166
Separate account assets	185,416	175,556	185,765	191,264	190,357
Total assets	$698,451	$687,538	$713,188	$732,167	$742,812

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$185,476	$186,780	$187,508	$191,139	$193,310
Policyholder account balances	184,094	183,693	187,333	190,033	189,060
Other policy-related balances	16,207	16,529	16,967	16,815	16,960
Policyholder dividends payable	709	677	671	689	692
Policyholder dividend obligation	456	428	1,116	1,834	2,370
Payables for collateral under securities loaned and other transactions	26,075	24,794	25,084	25,354	28,443
Short-term debt	290	268	289	158	142
Long-term debt	13,408	12,829	12,850	13,346	13,443
Collateral financing arrangements	1,073	1,060	1,048	1,026	1,013
Junior subordinated debt securities	3,146	3,147	3,148	3,149	3,149
Current income tax payable	166	441	505	—	31
Deferred income tax liability	4,924	5,414	7,075	8,766	10,153
Other liabilities	25,202	22,964	25,091	24,548	25,070
Separate account liabilities	185,416	175,556	185,765	191,264	190,357
Total liabilities	646,642	634,580	654,450	668,121	674,193

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	32,475	32,474	32,535	32,602	32,639
Retained earnings	27,331	28,926	29,944	31,209	32,948
Treasury stock, at cost	(9,193)	(10,393)	(10,893)	(11,643)	(12,428)
Accumulated other comprehensive income (loss)	1,000	1,722	6,911	11,631	15,197
Total MetLife, Inc.'s stockholders' equity	51,625	52,741	58,509	63,811	68,368
Noncontrolling interests	184	217	229	235	251
Total equity	51,809	52,958	58,738	64,046	68,619
Total liabilities and equity	$698,451	$687,538	$713,188	$732,167	$742,812

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019

Adjusted earnings before provision for income tax
U.S.
GROUP BENEFITS	$474	$297	$433	$393	$464
RETIREMENT AND INCOME SOLUTIONS	426	450	358	442	357
PROPERTY & CASUALTY	104	120	117	84	67
TOTAL U.S.	$1,004	$867	$908	$919	$888
ASIA	397	392	505	516	501
LATIN AMERICA	235	180	196	216	220
EMEA	70	81	113	99	74
METLIFE HOLDINGS	405	283	395	372	183
CORPORATE & OTHER	(411)	(214)	(326)	(431)	(383)
Total adjusted earnings before provision for income tax	$1,700	$1,589	$1,791	$1,691	$1,483

Provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$104	$67	$91	$82	$98
RETIREMENT AND INCOME SOLUTIONS	87	94	73	91	73
PROPERTY & CASUALTY	18	21	20	14	10
TOTAL U.S.	$209	$182	$184	$187	$181
ASIA	131	111	149	157	152
LATIN AMERICA	65	43	62	57	65
EMEA	15	26	27	22	21
METLIFE HOLDINGS	78	60	78	73	34
CORPORATE & OTHER	(206)	(226)	(165)	(181)	(192)
Total provision for income tax expense (benefit)	$292	$196	$335	$315	$261

Adjusted earnings available to common shareholders
U.S.
GROUP BENEFITS	$370	$230	$342	$311	$366
RETIREMENT AND INCOME SOLUTIONS	339	356	285	351	284
PROPERTY & CASUALTY	86	99	97	70	57
TOTAL U.S.	$795	$685	$724	$732	$707
ASIA	266	281	356	359	349
LATIN AMERICA	170	137	134	159	155
EMEA	55	55	86	77	53
METLIFE HOLDINGS	327	223	317	299	149
CORPORATE & OTHER (1)	(237)	(45)	(193)	(307)	(223)
Total adjusted earnings available to common shareholders (1)	$1,376	$1,336	$1,424	$1,319	$1,190

(1) Includes impact of preferred stock dividends of $32 million, $57 million, $32 million, $57 million and $32 million for the three months ended September 30, 2018, December 31, 2018, March 31, 2019, June 30, 2019 and September 30, 2019, respectively.

METLIFE ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY (1), (2)

ADJUSTED RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019

U.S.
GROUP BENEFITS	52.9%	32.9%	48.6%	44.2%	52.0%
RETIREMENT AND INCOME SOLUTIONS	21.8%	22.9%	19.4%	23.9%	19.3%
PROPERTY & CASUALTY	18.6%	21.4%	19.2%	13.9%	11.3%
TOTAL U.S.	29.3%	25.2%	27.0%	27.3%	26.4%
ASIA	7.5%	7.9%	10.0%	10.1%	9.8%
LATIN AMERICA	21.7%	17.5%	18.1%	21.5%	20.9%
EMEA	6.3%	6.3%	12.3%	11.0%	7.6%
METLIFE HOLDINGS	13.0%	8.9%	13.2%	12.5%	6.2%

ADJUSTED RETURN ON ALLOCATED TANGIBLE EQUITY (3)
	For the Three Months Ended
Unaudited	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019

U.S.	33.9%	29.2%	30.7%	31.0%	30.0%
ASIA	11.3%	12.0%	15.2%	15.3%	14.9%
LATIN AMERICA	36.2%	29.1%	29.9%	35.5%	34.6%
EMEA	10.5%	10.5%	22.1%	19.8%	13.8%
METLIFE HOLDINGS	14.6%	10.0%	14.8%	14.0%	7.1%

(1) Annualized using quarter-to-date results.
(2) Allocated equity and allocated tangible equity are presented below:
		ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
Unaudited (In millions)		2018	2019	2018	2019
U.S.
GROUP BENEFITS		$2,797	$2,817
RETIREMENT AND INCOME SOLUTIONS		6,209	5,876
PROPERTY & CASUALTY		1,851	2,020
TOTAL U.S.		$10,857	$10,713	$9,389	$9,447
ASIA		$14,260	$14,274	$9,456	$9,396
LATIN AMERICA		$3,139	$2,965	$1,880	$1,791
EMEA		$3,473	$2,802	$2,176	$1,595
METLIFE HOLDINGS		$10,063	$9,599	$9,066	$8,715

(3) Adjusted earnings available to common shareholders used to calculate the adjusted return on allocated tangible equity excludes the impact of amortization on VODA and VOCRA, net of income tax, as presented below:

	For the Three Months Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
U.S.	$1	$1	$1	$1	$1
ASIA	$2	$2	$2	$1	$1
LATIN AMERICA	$—	$—	$—	$—	$—
EMEA	$2	$2	$2	$2	$2
METLIFE HOLDINGS	$5	$4	$5	$5	$5

U.S. STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019

Adjusted revenues
Premiums	$6,431	$5,236	$5,567	$6,234	$6,903	$22,950	$18,704
Universal life and investment-type product policy fees	252	281	270	274	264	772	808
Net investment income	1,787	1,809	1,719	1,795	1,760	5,168	5,274
Other revenues	206	208	221	223	224	613	668
Total adjusted revenues	8,676	7,534	7,777	8,526	9,151	29,503	25,454

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	6,219	5,175	5,373	6,101	6,759	22,590	18,233
Interest credited to policyholder account balances	457	487	501	504	507	1,303	1,512
Capitalization of DAC	(116)	(113)	(114)	(127)	(131)	(336)	(372)
Amortization of DAC and VOBA	128	120	114	117	121	357	352
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	4	2	3	3	8	8
Other expenses	982	994	993	1,009	1,004	2,908	3,006
Total adjusted expenses	7,672	6,667	6,869	7,607	8,263	26,830	22,739
Adjusted earnings before provision for income tax	1,004	867	908	919	888	2,673	2,715
Provision for income tax expense (benefit)	209	182	184	187	181	554	552
Adjusted earnings	795	685	724	732	707	2,119	2,163
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$795	$685	$724	$732	$707	$2,119	$2,163

Adjusted premiums, fees and other revenues	$6,889	$5,725	$6,058	$6,731	$7,391	$24,335	$20,180
Less: PRT	1,018	(76)	(2)	556	1,293	6,970	1,847
Adjusted premiums, fees and other revenues, excluding PRT	$5,871	$5,801	$6,060	$6,175	$6,098	$17,365	$18,333

U.S. GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019

Adjusted revenues
Premiums	$3,988	$3,949	$4,208	$4,247	$4,239	$12,133	$12,694
Universal life and investment-type product policy fees	200	202	194	203	198	602	595
Net investment income	296	275	280	292	293	852	865
Other revenues	129	132	143	144	145	383	432
Total adjusted revenues	4,613	4,558	4,825	4,886	4,875	13,970	14,586

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	3,455	3,577	3,711	3,812	3,724	10,858	11,247
Interest credited to policyholder account balances	37	39	39	39	42	106	120
Capitalization of DAC	(6)	(6)	(8)	(6)	(9)	(21)	(23)
Amortization of DAC and VOBA	22	10	9	8	8	43	25
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	1	—	1	—	1	1
Other expenses	631	640	641	639	646	1,891	1,926
Total adjusted expenses	4,139	4,261	4,392	4,493	4,411	12,878	13,296
Adjusted earnings before provision for income tax	474	297	433	393	464	1,092	1,290
Provision for income tax expense (benefit)	104	67	91	82	98	243	271
Adjusted earnings	370	230	342	311	366	849	1,019
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$370	$230	$342	$311	$366	$849	$1,019

Adjusted premiums, fees and other revenues	$4,317	$4,283	$4,545	$4,594	$4,582	$13,118	$13,721

U.S. RETIREMENT AND INCOME SOLUTIONS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019

Adjusted revenues
Premiums	$1,535	$373	$461	$1,075	$1,739	$8,138	$3,275
Universal life and investment-type product policy fees	52	79	76	71	66	170	213
Net investment income	1,444	1,492	1,395	1,458	1,419	4,184	4,272
Other revenues	71	71	72	74	73	213	219
Total adjusted revenues	3,102	2,015	2,004	2,678	3,297	12,705	7,979

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	2,144	998	1,071	1,647	2,361	9,888	5,079
Interest credited to policyholder account balances	420	448	462	465	465	1,197	1,392
Capitalization of DAC	(2)	(7)	(8)	(12)	(5)	(8)	(25)
Amortization of DAC and VOBA	5	7	5	7	5	17	17
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	3	2	2	3	7	7
Other expenses	107	116	114	127	111	316	352
Total adjusted expenses	2,676	1,565	1,646	2,236	2,940	11,417	6,822

Adjusted earnings before provision for income tax	426	450	358	442	357	1,288	1,157
Provision for income tax expense (benefit)	87	94	73	91	73	263	237
Adjusted earnings	339	356	285	351	284	1,025	920
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$339	$356	$285	$351	$284	$1,025	$920

Adjusted premiums, fees and other revenues	$1,658	$523	$609	$1,220	$1,878	$8,521	$3,707
Less: PRT	1,018	(76)	(2)	556	1,293	6,970	1,847
Adjusted premiums, fees and other revenues, excluding PRT	$640	$599	$611	$664	$585	$1,551	$1,860

U.S. PROPERTY & CASUALTY STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019

Adjusted revenues
Premiums	$908	$914	$898	$912	$925	$2,679	$2,735
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	47	42	44	45	48	132	137
Other revenues	6	5	6	5	6	17	17
Total adjusted revenues	961	961	948	962	979	2,828	2,889

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	620	600	591	642	674	1,844	1,907
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(108)	(100)	(98)	(109)	(117)	(307)	(324)
Amortization of DAC and VOBA	101	103	100	102	108	297	310
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	244	238	238	243	247	701	728
Total adjusted expenses	857	841	831	878	912	2,535	2,621
Adjusted earnings before provision for income tax	104	120	117	84	67	293	268
Provision for income tax expense (benefit)	18	21	20	14	10	48	44
Adjusted earnings	86	99	97	70	57	245	224
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$86	$99	$97	$70	$57	$245	$224

Adjusted premiums, fees and other revenues	$914	$919	$904	$917	$931	$2,696	$2,752

U.S. GROUP BENEFITS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
Balance, beginning of period	$18,909	$18,904	$18,924	$18,926	$18,965
Premiums and deposits	4,784	4,764	5,019	5,081	5,051
Surrenders and withdrawals	(611)	(599)	(597)	(619)	(638)
Benefit payments	(3,541)	(3,691)	(3,836)	(3,887)	(3,798)
Net flows	632	474	586	575	615
Net transfers from (to) separate account	(1)	(1)	1	—	—
Interest	145	147	145	152	149
Policy charges	(147)	(147)	(147)	(150)	(145)
Other	(634)	(453)	(583)	(538)	(621)
Balance, end of period	$18,904	$18,924	$18,926	$18,965	$18,963

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
Balance, beginning of period	$898	$935	$813	$902	$925
Premiums and deposits	63	64	64	64	62
Surrenders and withdrawals	(16)	(14)	(18)	(18)	(28)
Benefit payments	(1)	(1)	(1)	(1)	(1)
Net flows	46	49	45	45	33
Investment performance	44	(117)	101	34	1
Net transfers from (to) general account	1	1	(1)	—	—
Policy charges	(53)	(52)	(53)	(54)	(53)
Other	(1)	(3)	(3)	(2)	(1)
Balance, end of period	$935	$813	$902	$925	$905

U.S. GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019

Direct and allocated expenses	$313	$319	$310	$314	$316
Pension, postretirement and postemployment benefit costs	10	8	15	15	15
Premium taxes, other taxes, and licenses & fees	86	83	63	67	62
Commissions and other variable expenses	222	230	253	243	253
Other expenses, as reported on an adjusted basis	$631	$640	$641	$639	$646

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019

Group Life (1)
Adjusted premiums, fees and other revenues	$1,722	$1,688	$1,804	$1,805	$1,846
Mortality ratio	85.0%	89.4%	85.3%	85.3%	87.0%
Group Non-Medical Health (2)
Adjusted premiums, fees and other revenues	$1,713	$1,742	$1,812	$1,820	$1,830
Interest adjusted benefit ratio (3)	68.1%	73.2%	72.9%	75.4%	70.3%

(1) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(2) Includes dental, group and individual disability, accident & health, critical illness, vision and other health.

(3) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT AND INCOME SOLUTIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
Balance, beginning of period	$113,324	$114,796	$113,653	$115,419	$118,073
Premiums and deposits	21,295	15,711	19,068	17,898	21,104
Surrenders and withdrawals	(19,576)	(17,014)	(17,356)	(16,582)	(21,018)
Benefit payments	(1,002)	(998)	(1,035)	(1,021)	(1,100)
Net flows	717	(2,301)	677	295	(1,014)
Net transfers from (to) separate account	—	—	—	—	—
Interest	1,013	1,040	1,052	1,051	1,053
Policy charges	(37)	(10)	(32)	(46)	(47)
Other	(221)	128	69	1,354	69
Balance, end of period	$114,796	$113,653	$115,419	$118,073	$118,134

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
Balance, beginning of period	$77,223	$70,396	$70,623	$73,691	$76,596
Premiums and deposits	850	2,355	1,088	1,469	1,472
Surrenders and withdrawals (1)	(7,370)	(2,276)	(1,164)	(1,780)	(1,461)
Benefit payments	(17)	(18)	(16)	(29)	(21)
Net flows	(6,537)	61	(92)	(340)	(10)
Investment performance	564	(542)	2,741	2,184	1,508
Net transfers from (to) general account	—	—	—	—	—
Policy charges	(74)	(93)	(64)	(75)	(83)
Other	(780)	801	483	1,136	335
Balance, end of period	$70,396	$70,623	$73,691	$76,596	$78,346

SYNTHETIC GICS (2)

	For the Three Months Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
Balance, beginning of period	$17,273	$24,244	$25,700	$26,501	$27,219
Premiums and deposits (1)	6,956	1,518	776	770	1,054
Surrenders and withdrawals	(113)	(232)	(150)	(236)	(369)
Net flows	6,843	1,286	626	534	685
Interest	128	170	175	184	194
Balance, end of period	$24,244	$25,700	$26,501	$27,219	$28,098

(1) Includes $6,282 million, $930 million, $0, $102 million and $20 million of transfers from separate account GICs to synthetic GICs at September 30, 2018, December 31, 2018, March 31, 2019, June 30, 2019 and September 30, 2019, respectively. These transfers are reported as surrenders and withdrawals on the separate account liabilities table and premiums and deposits on the synthetic GICs table.

(2) A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

U.S. RETIREMENT AND INCOME SOLUTIONS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019

Direct and allocated expenses	$59	$63	$62	$64	$56
Pension, postretirement and postemployment benefit costs	2	1	3	3	2
Premium taxes, other taxes, and licenses & fees	5	11	5	9	4
Commissions and other variable expenses	41	41	44	51	49
Other expenses, as reported on an adjusted basis	$107	$116	$114	$127	$111

SPREAD

	For the Three Months Ended
Unaudited	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019

Investment income yield excluding variable investment income yield	4.70%	4.80%	4.52%	4.50%	4.43%
Variable investment income yield	0.21%	0.27%	0.15%	0.35%	0.23%
Total investment income yield	4.91%	5.07%	4.67%	4.85%	4.66%
Average crediting rate	3.66%	3.77%	3.71%	3.66%	3.64%
Annualized general account spread	1.25%	1.30%	0.96%	1.19%	1.02%

Annualized general account spread excluding variable investment income yield	1.04%	1.03%	0.81%	0.84%	0.79%

U.S. PROPERTY & CASUALTY
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019

Direct and allocated expenses	$110	$109	$105	$100	$101
Pension, postretirement and postemployment benefit costs	4	3	2	2	2
Premium taxes, other taxes, and licenses & fees	26	24	22	27	24
Commissions and other variable expenses	104	102	109	114	120
Other expenses, as reported on an adjusted basis	$244	$238	$238	$243	$247

NET WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA
	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019

Net Written Premiums by Product
Auto	$632	$588	$588	$615	$623
Homeowners & Other	339	307	277	347	354
Total	$971	$895	$865	$962	$977
Selected Financial Information and Supplemental Data (1)
Total Property & Casualty
Net earned premium	$908	$914	$898	$912	$925
Loss and loss adjustment expense ratio	68.2%	65.6%	65.5%	70.4%	72.9%
Other expense ratio	25.8%	26.2%	26.7%	25.7%	25.5%
Total combined ratio	94.0%	91.8%	92.2%	96.1%	98.4%

Effect of catastrophe losses	5.4%	2.7%	4.6%	8.6%	7.6%
Combined ratio excluding catastrophes	88.6%	89.1%	87.6%	87.5%	90.8%
Prior year development	(0.3)%	(0.6)%	(0.3)%	(0.6)%	(0.6)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	88.9%	89.7%	87.9%	88.1%	91.4%
Auto
Net earned premium	$599	$603	$591	$598	$603
Loss and loss adjustment expense ratio	70.0%	74.0%	67.7%	67.8%	73.8%
Other expense ratio	25.5%	25.5%	26.6%	25.2%	24.9%
Total combined ratio	95.5%	99.5%	94.3%	93.0%	98.7%

Effect of catastrophe losses	1.5%	—%	0.4%	1.7%	2.1%
Combined ratio excluding catastrophes	94.0%	99.5%	93.9%	91.3%	96.6%
Prior year development	(0.4)%	(0.1)%	(0.4)%	(0.7)%	(0.8)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	94.4%	99.6%	94.3%	92.0%	97.4%
Homeowners & Other
Net earned premium	$309	$311	$307	$314	$322
Loss and loss adjustment expense ratio	64.7%	49.4%	61.3%	75.4%	71.2%
Other expense ratio	26.5%	27.5%	27.0%	26.7%	26.6%
Total combined ratio	91.2%	76.9%	88.3%	102.1%	97.8%

Effect of catastrophe losses	12.9%	8.0%	12.5%	21.6%	17.9%
Combined ratio excluding catastrophes	78.3%	68.9%	75.8%	80.5%	79.9%
Prior year development	(0.2)%	(1.5)%	(0.1)%	(0.2)%	(0.3)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	78.5%	70.4%	75.9%	80.7%	80.2%
Catastrophe Losses Before Provision for Income Tax
Auto	$9	$—	$2	$10	$13
Homeowners & Other	40	25	39	68	57
Total	$49	$25	$41	$78	$70

(1) This selected financial information and supplemental data are presented and calculated based on general industry standards.

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019

Adjusted revenues
Premiums	$1,689	$1,675	$1,699	$1,631	$1,654	$5,091	$4,984
Universal life and investment-type product policy fees	428	409	406	419	430	1,221	1,255
Net investment income	830	853	880	944	915	2,464	2,739
Other revenues	12	11	16	13	14	40	43
Total adjusted revenues	2,959	2,948	3,001	3,007	3,013	8,816	9,021

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,354	1,392	1,319	1,279	1,264	3,934	3,862
Interest credited to policyholder account balances	381	371	403	424	440	1,094	1,267
Capitalization of DAC	(478)	(477)	(479)	(472)	(498)	(1,438)	(1,449)
Amortization of DAC and VOBA	366	309	307	312	353	993	972
Amortization of negative VOBA	(4)	(8)	(9)	(7)	(2)	(31)	(18)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	943	969	955	955	955	2,871	2,865
Total adjusted expenses	2,562	2,556	2,496	2,491	2,512	7,423	7,499
Adjusted earnings before provision for income tax	397	392	505	516	501	1,393	1,522
Provision for income tax expense (benefit)	131	111	149	157	152	437	458
Adjusted earnings	266	281	356	359	349	956	1,064
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$266	$281	$356	$359	$349	$956	$1,064

Adjusted premiums, fees and other revenues	$2,129	$2,095	$2,121	$2,063	$2,098	$6,352	$6,282

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019

Adjusted premiums, fees and other revenues	$2,129	$2,095	$2,121	$2,063	$2,098

Adjusted premiums, fees and other revenues, on a constant currency basis	$2,157	$2,145	$2,144	$2,086	$2,098
Add: Operating joint ventures, on a constant currency basis (1), (2)	214	249	242	277	250
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,371	$2,394	$2,386	$2,363	$2,348

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019

Direct and allocated expenses	$325	$336	$324	$332	$316
Pension, postretirement and postemployment benefit costs	20	22	23	23	23
Premium taxes, other taxes, and licenses & fees	40	44	43	43	43
Commissions and other variable expenses	558	567	565	557	573
Other expenses, as reported on an adjusted basis	$943	$969	$955	$955	$955
Other expenses, as reported on an adjusted basis, net of capitalization of DAC	$465	$492	$476	$483	$457

Other expenses, as reported on an adjusted basis, on a constant currency basis	$957	$994	$963	$966	$955
Add: Operating joint ventures, on a constant currency basis (1), (2)	92	106	104	107	104
Other expenses, as reported on an adjusted basis, including operating joint ventures, on a constant currency basis	$1,049	$1,100	$1,067	$1,073	$1,059
Other expenses, as reported on an adjusted basis, including operating joint ventures, net of capitalization of DAC, on a constant currency basis	$526	$568	$546	$559	$528

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019

Japan:
Life	$165	$183	$174	$163	$169
Accident & Health	107	103	115	105	91
Annuities	179	126	178	135	122
Other	2	2	1	2	4
Total Japan	453	414	468	405	386
Other Asia	254	213	223	199	273
Total sales	$707	$627	$691	$604	$659

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019

Adjusted earnings available to common shareholders	$266	$281	$356	$359	$349
Adjusted earnings available to common shareholders, on a constant currency basis	$262	$278	$354	$357	$349

(1) Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statement of adjusted earnings available to common shareholders for operating joint ventures.

(2) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting.

ASIA

GENERAL ACCOUNT ASSETS UNDER MANAGEMENT AND RELATED MEASURES

Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019

Total investments	$111,719	$115,433	$121,224	$127,178	$130,734
Add:
Cash and cash equivalents	2,510	3,126	3,264	3,406	3,239
FVA - mortgage loans	—	(47)	203	359	446
FVA - real estate and real estate joint ventures	507	529	533	694	703
Less:
Policy loans	1,599	1,654	1,644	1,656	1,643
Other invested assets (including operating joint ventures)	739	334	59	26	40
Contractholder-directed equity securities and fair value option securities	2,301	2,096	2,148	2,146	2,130
GA AUM	110,097	114,957	121,373	127,809	131,309
Less:
Unrealized gains (losses) on investments carried at estimated fair value	4,942	5,745	8,417	10,747	12,243
FVA - mortgage loans	—	(47)	203	359	446
FVA - real estate and real estate joint ventures	507	529	533	694	703
GA AUM (excluding FVA)	$104,648	$108,730	$112,220	$116,009	$117,917

GA AUM (excluding FVA), on a constant currency basis	$105,441	$108,297	$112,238	$114,914	$117,917
Add: Operating joint ventures, on a constant currency basis (1)	3,615	3,338	3,945	4,109	4,280
GA AUM (excluding FVA), including operating joint ventures, on a constant currency basis	$109,056	$111,635	$116,183	$119,023	$122,197

(1) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting and reported in other invested assets, a component of total investments.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019

Adjusted revenues
Premiums	$692	$681	$646	$773	$703	$2,079	$2,122
Universal life and investment-type product policy fees	229	264	284	280	256	786	820
Net investment income	339	297	296	360	295	942	951
Other revenues	7	11	12	11	8	24	31
Total adjusted revenues	1,267	1,253	1,238	1,424	1,262	3,831	3,924

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	670	626	597	790	656	1,976	2,043
Interest credited to policyholder account balances	102	99	94	86	74	295	254
Capitalization of DAC	(97)	(95)	(94)	(100)	(102)	(282)	(296)
Amortization of DAC and VOBA	5	73	78	79	58	136	215
Amortization of negative VOBA	(1)	—	—	—	—	(1)	—
Interest expense on debt	2	1	1	1	—	5	2
Other expenses	351	369	366	352	356	1,052	1,074
Total adjusted expenses	1,032	1,073	1,042	1,208	1,042	3,181	3,292
Adjusted earnings before provision for income tax	235	180	196	216	220	650	632
Provision for income tax expense (benefit)	65	43	62	57	65	195	184
Adjusted earnings	170	137	134	159	155	455	448
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$170	$137	$134	$159	$155	$455	$448

Adjusted premiums, fees and other revenues	$928	$956	$942	$1,064	$967	$2,889	$2,973

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019

Direct and allocated expenses	$128	$148	$148	$134	$130
Pension, postretirement and postemployment benefit costs	1	1	1	1	1
Premium taxes, other taxes, and licenses & fees	16	18	15	14	15
Commissions and other variable expenses	206	202	202	203	210
Other expenses, as reported on an adjusted basis	$351	$369	$366	$352	$356
Other expenses, as reported on an adjusted basis, net of capitalization of DAC	$254	$274	$272	$252	$254
Other expenses, as reported on an adjusted basis, on a constant currency basis	$339	$365	$355	$345	$356
Other expenses, as reported on an adjusted basis, net of capitalization of DAC, on a constant currency basis	$246	$271	$264	$247	$254

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019

Mexico	$75	$84	$109	$83	$83
Chile	81	78	72	91	89
All other	45	57	37	50	53
Total sales	$201	$219	$218	$224	$225

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019

Adjusted premiums, fees and other revenues	$928	$956	$942	$1,064	$967
Adjusted earnings available to common shareholders	$170	$137	$134	$159	$155

Adjusted premiums, fees and other revenues, on a constant currency basis	$892	$947	$912	$1,040	$967
Adjusted earnings available to common shareholders, on a constant currency basis	$162	$136	$128	$155	$155

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019

Adjusted revenues
Premiums	$514	$520	$542	$551	$526	$1,611	$1,619
Universal life and investment-type product policy fees	105	107	103	105	117	324	325
Net investment income	73	72	74	73	73	221	220
Other revenues	15	15	14	13	13	51	40
Total adjusted revenues	707	714	733	742	729	2,207	2,204

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	281	266	284	292	291	861	867
Interest credited to policyholder account balances	24	25	24	23	25	75	72
Capitalization of DAC	(109)	(120)	(117)	(126)	(128)	(348)	(371)
Amortization of DAC and VOBA	110	110	92	107	128	324	327
Amortization of negative VOBA	(2)	(3)	(1)	(3)	(2)	(12)	(6)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	333	355	338	350	341	1,023	1,029
Total adjusted expenses	637	633	620	643	655	1,923	1,918
Adjusted earnings before provision for income tax	70	81	113	99	74	284	286
Provision for income tax expense (benefit)	15	26	27	22	21	62	70
Adjusted earnings	55	55	86	77	53	222	216
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$55	$55	$86	$77	$53	$222	$216

Adjusted premiums, fees and other revenues	$634	$642	$659	$669	$656	$1,986	$1,984

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019

Direct and allocated expenses	$127	$135	$122	$128	$115
Pension, postretirement and postemployment benefit costs	2	2	1	2	2
Premium taxes, other taxes, and licenses & fees	10	10	8	7	7
Commissions and other variable expenses	194	208	207	213	217
Other expenses, as reported on an adjusted basis	$333	$355	$338	$350	$341
Other expenses, as reported on an adjusted basis, net of capitalization of DAC	$224	$235	$221	$224	$213
Other expenses, as reported on an adjusted basis, on a constant currency basis	$325	$350	$333	$348	$341
Other expenses, as reported on an adjusted basis, net of capitalization of DAC, on a constant currency basis	$219	$232	$218	$223	$213

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019

Adjusted premiums, fees and other revenues	$634	$642	$659	$669	$656
Adjusted earnings available to common shareholders	$55	$55	$86	$77	$53

Adjusted premiums, fees and other revenues, on a constant currency basis	$619	$633	$649	$665	$656
Adjusted earnings available to common shareholders, on a constant currency basis	$54	$53	$84	$76	$53
Total sales on a constant currency basis	$183	$197	$251	$223	$207

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019

Adjusted revenues
Premiums	$949	$1,023	$927	$924	$925	$2,856	$2,776
Universal life and investment-type product policy fees	286	317	274	286	284	901	844
Net investment income	1,375	1,323	1,287	1,338	1,316	4,056	3,941
Other revenues	70	45	67	65	52	205	184
Total adjusted revenues	2,680	2,708	2,555	2,613	2,577	8,018	7,745

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,766	1,811	1,648	1,703	1,856	5,022	5,207
Interest credited to policyholder account balances	238	235	226	227	228	709	681
Capitalization of DAC	(8)	(8)	(6)	(8)	(9)	(28)	(23)
Amortization of DAC and VOBA	13	118	63	80	94	214	237
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	3	2	2	2	6	6
Other expenses	264	266	227	237	223	815	687
Total adjusted expenses	2,275	2,425	2,160	2,241	2,394	6,738	6,795
Adjusted earnings before provision for income tax	405	283	395	372	183	1,280	950
Provision for income tax expense (benefit)	78	60	78	73	34	248	185
Adjusted earnings	327	223	317	299	149	1,032	765
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$327	$223	$317	$299	$149	$1,032	$765

Adjusted premiums, fees and other revenues	$1,305	$1,385	$1,268	$1,275	$1,261	$3,962	$3,804

METLIFE HOLDINGS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

LIFE & OTHER (1)

	For the Three Months Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
Balance, beginning of period	$80,103	$80,258	$80,734	$80,645	$80,830
Premiums and deposits (2), (3)	1,234	1,321	1,195	1,167	1,177
Surrenders and withdrawals	(628)	(627)	(617)	(607)	(682)
Benefit payments	(747)	(721)	(843)	(736)	(717)
Net flows	(141)	(27)	(265)	(176)	(222)
Net transfers from (to) separate account	19	4	12	14	12
Interest	821	827	823	826	833
Policy charges	(192)	(196)	(191)	(189)	(190)
Other	(352)	(132)	(468)	(290)	(145)
Balance, end of period	$80,258	$80,734	$80,645	$80,830	$81,118

ANNUITIES	For the Three Months Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
Balance, beginning of period	$20,153	$19,925	$19,784	$19,371	$19,309
Premiums and deposits (2), (3)	97	99	111	106	100
Surrenders and withdrawals	(424)	(525)	(497)	(414)	(389)
Benefit payments	(145)	(149)	(173)	(160)	(149)
Net flows	(472)	(575)	(559)	(468)	(438)
Net transfers from (to) separate account	89	74	89	110	93
Interest	151	145	141	139	138
Policy charges	(4)	(4)	(4)	(4)	(4)
Other	8	219	(80)	161	304
Balance, end of period	$19,925	$19,784	$19,371	$19,309	$19,402

SEPARATE ACCOUNT LIABILITIES

LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
Balance, beginning of period	$5,254	$5,450	$4,660	$5,220	$5,368
Premiums and deposits (3)	65	66	67	63	62
Surrenders and withdrawals	(66)	(56)	(59)	(62)	(61)
Benefit payments	(8)	(21)	(8)	(9)	(9)
Net flows	(9)	(11)	—	(8)	(8)
Investment performance	294	(713)	638	241	(9)
Net transfers from (to) general account	(19)	(4)	(12)	(14)	(12)
Policy charges	(66)	(67)	(65)	(66)	(67)
Other	(4)	5	(1)	(5)	52
Balance, end of period	$5,450	$4,660	$5,220	$5,368	$5,324

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
Balance, beginning of period	$43,241	$43,128	$37,549	$40,136	$40,255
Premiums and deposits (3)	80	90	92	91	77
Surrenders and withdrawals	(1,149)	(1,131)	(978)	(1,126)	(1,070)
Benefit payments	(101)	(94)	(100)	(106)	(104)
Net flows	(1,170)	(1,135)	(986)	(1,141)	(1,097)
Investment performance	1,369	(4,157)	3,854	1,574	269
Net transfers from (to) general account	(89)	(74)	(89)	(110)	(93)
Policy charges	(221)	(213)	(191)	(205)	(212)
Other	(2)	—	(1)	1	—
Balance, end of period	$43,128	$37,549	$40,136	$40,255	$39,122

(1) Long-term care and Japan reinsurance are reported as part of "Other" within Life & Other.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Includes company-sponsored internal exchanges.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019

Direct and allocated expenses	$175	$182	$146	$154	$141
Pension, postretirement and postemployment benefit costs	6	5	8	8	7
Premium taxes, other taxes, and licenses & fees	20	15	18	18	17
Commissions and other variable expenses	63	64	55	57	58
Other expenses, as reported on an adjusted basis	$264	$266	$227	$237	$223

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019

Life (1)
Adjusted premiums, fees and other revenues	$872	$964	$849	$851	$845
Interest adjusted benefit ratio	64.6%	58.0%	50.0%	53.9%	67.5%

Lapse Ratio (2)
Traditional life	5.0%	5.2%	4.8%	4.8%	4.8%
Variable & universal life	4.4%	4.4%	4.3%	4.2%	4.2%
Fixed annuity	7.6%	8.6%	10.2%	10.7%	10.7%
Variable annuity	10.0%	10.2%	10.1%	10.2%	10.2%

(1) Represents traditional life and variable & universal life, components of Life & Other.
(2) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019
Adjusted revenues
Premiums	$(33)	$132	$24	$16	$35	$(14)	$75
Universal life and investment-type product policy fees	—	—	1	—	1	—	2
Net investment income	58	21	25	44	114	157	183
Other revenues	86	87	94	82	36	246	212
Total adjusted revenues	111	240	144	142	186	389	472

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	(38)	118	20	18	32	(38)	70
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(2)	(1)	(2)	(4)	(3)	(7)	(9)
Amortization of DAC and VOBA	2	1	1	2	2	5	5
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	246	234	229	268	218	798	715
Other expenses	314	102	222	289	320	805	831
Total adjusted expenses	522	454	470	573	569	1,563	1,612
Adjusted earnings before provision for income tax	(411)	(214)	(326)	(431)	(383)	(1,174)	(1,140)
Provision for income tax expense (benefit)	(206)	(226)	(165)	(181)	(192)	(599)	(538)
Adjusted earnings	(205)	12	(161)	(250)	(191)	(575)	(602)
Preferred stock dividends	32	57	32	57	32	84	121
Adjusted earnings available to common shareholders	$(237)	$(45)	$(193)	$(307)	$(223)	$(659)	$(723)

Adjusted premiums, fees and other revenues	$53	$219	$119	$98	$72	$232	$289

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019

Business activities	$13	$10	$13	$12	$25	$31	$50
Net investment income	107	49	29	46	114	214	189
Interest expense on debt	(256)	(245)	(239)	(280)	(229)	(831)	(748)
Corporate initiatives and projects	(132)	(137)	(100)	(117)	(151)	(268)	(368)
Other	(101)	(90)	(29)	(92)	(142)	(278)	(263)
Provision for income tax expense (benefit) and other tax-related items	164	425	165	181	192	557	538
Preferred stock dividends	(32)	(57)	(32)	(57)	(32)	(84)	(121)
Adjusted earnings available to common shareholders	$(237)	$(45)	$(193)	$(307)	$(223)	$(659)	$(723)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions, except yields)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
Fixed Maturity Securities
Yield (1)	4.30%	4.23%	4.23%	4.30%	4.15%
Investment income (2), (3), (4)	$2,980	$2,914	$2,902	$2,975	$2,901
Investment gains (losses) (3)	106	40	(24)	138	82
Ending carrying value (2), (3)	305,520	299,136	309,368	319,696	327,203
Mortgage Loans
Yield (1)	4.80%	4.72%	4.73%	4.82%	4.74%
Investment income (4)	859	874	912	943	929
Investment gains (losses)	4	(24)	(15)	14	(16)
Ending carrying value	72,461	75,752	78,601	77,997	78,959
Real Estate and Real Estate Joint Ventures
Yield (1)	3.67%	2.83%	2.04%	3.62%	3.53%
Investment income (3)	90	70	50	92	91
Investment gains (losses) (3)	40	172	5	1	96
Ending carrying value	9,977	9,698	10,022	10,326	10,246
Policy Loans
Yield (1)	5.35%	5.16%	5.28%	5.34%	5.33%
Investment income	130	125	128	129	129
Ending carrying value	9,703	9,699	9,670	9,705	9,671
Equity Securities
Yield (1)	4.74%	6.09%	5.43%	5.15%	4.62%
Investment income	14	19	16	16	13
Investment gains (losses)	18	(96)	107	(2)	17
Ending carrying value	1,479	1,440	1,432	1,476	1,341
Other Limited Partnership Interests
Yield (1)	14.86%	12.47%	7.59%	14.28%	15.37%
Investment income (3)	229	203	127	247	279
Investment gains (losses) (3)	1	—	(1)	1	3
Ending carrying value	6,374	6,613	6,787	7,054	7,441
Cash and Short-term Investments
Yield (1)	2.79%	2.67%	3.08%	2.39%	2.31%
Investment income	71	66	79	65	62
Investment gains (losses)	(5)	2	—	(5)	(1)
Ending carrying value	17,721	19,758	19,030	21,246	22,988
Other Invested Assets (1)
Investment income (3)	211	217	203	225	226
Investment gains (losses) (3)	17	5	(67)	(38)	(30)
Ending carrying value	16,336	18,190	18,175	20,036	21,979
Total Investments
Investment income yield (1)	4.65%	4.54%	4.44%	4.66%	4.57%
Investment fees and expenses yield	(0.12)%	(0.12)%	(0.14)%	(0.14)%	(0.13)%
Net Investment Income Yield (1), (3)	4.53%	4.42%	4.30%	4.52%	4.44%
Investment income	$4,584	$4,488	$4,417	$4,692	$4,630
Investment fees and expenses	(121)	(113)	(136)	(138)	(134)
Net investment income including Divested businesses	4,463	4,375	4,281	4,554	4,496
Less: Net investment income from Divested businesses	1	—	—	—	23
Net Investment Income, as reported on an adjusted basis (3)	$4,462	$4,375	$4,281	$4,554	$4,473
Ending Carrying Value (3)	$439,571	$440,286	$453,085	$467,536	$479,828
Gross investment gains	$443	$569	$375	$328	$332
Gross investment losses	(232)	(440)	(271)	(189)	(159)
Writedowns	(30)	(30)	(99)	(30)	(22)
Investment Portfolio Gains (Losses) (3)	181	99	5	109	151
Investment portfolio gains (losses) income tax (expense) benefit	(77)	(10)	(17)	(26)	(64)
Investment Portfolio Gains (Losses), Net of Income Tax	$104	$89	$(12)	$83	$87

Derivative gains (losses) (3)	$(497)	$824	$15	$614	$1,141
Derivative gains (losses) income tax (expense) benefit	125	(201)	(18)	(150)	(259)
Derivative Gains (Losses), Net of Income Tax	$(372)	$623	$(3)	$464	$882

(1) This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results. We calculate yields using investment income, as reported on an adjusted basis, as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed equity securities. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2) Fixed maturity securities includes $680 million, $871 million, $958 million, $1,007 million and $1,154 million in ending carrying value, and $11 million, $26 million, $55 million, $38 million and $59 million of investment income related to fair value option securities at or for the three months ended September 30, 2018, December 31, 2018, March 31, 2019, June 30, 2019 and September 30, 2019, respectively.

(3) The following yield table line items differ from their respective most directly comparable GAAP financial measure as indicated: A) Fixed maturity securities, which includes contractholder-directed equity securities and fair value option securities, ending carrying value excludes (i) contractholder-directed equity securities of $12,855 million, $11,741 million, $12,284 million, $11,990 million and $11,514 million and (ii) the effects of consolidating under GAAP certain VIEs that are treated as CSEs of $5 million, $4 million, $3 million, $3 million and $3 million at September 30, 2018, December 31, 2018, March 31, 2019, June 30, 2019 and September 30, 2019, respectively; B) Net investment income, as reported on an adjusted basis, reflects the adjustments as presented on Page 5; C) Investment portfolio gains (losses), reflects the non-GAAP adjustments as presented below; and D) Derivative gains (losses), reflects the non-GAAP adjustments as presented below:

	For the Three Months Ended
	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
Net investment gains (losses) - GAAP basis	$117	$145	$15	$61	$161
Less: Operating joint venture adjustments	—	—	—	—	—
Less: Partnerships at fair value	12	6	(15)	3	(1)
Less: Other gains (losses) reported in net investment gains (losses) on GAAP basis	(76)	40	25	(51)	11
Investment portfolio gains (losses) - in above yield table	$181	$99	$5	$109	$151

	For the Three Months Ended
	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
Net derivative gains (losses) - GAAP basis	$(378)	$939	$115	$724	$1,254
Less: Investment hedge adjustments	125	121	105	118	121
Less: Settlement of foreign currency earnings hedges	(5)	(5)	(2)	(2)	(3)
Less: PAB hedge adjustments	(1)	(1)	(3)	(6)	(5)
Derivative gains (losses) - in above yield table	$(497)	$824	$15	$614	$1,141

(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
Fixed Maturity Securities
Yield (1)	4.26%	4.26%	4.23%	4.27%	4.23%
Investment income (2), (3), (4)	$8,764	$11,678	$2,902	$5,877	$8,778
Investment gains (losses) (3)	(35)	5	(24)	114	196
Ending carrying value (2), (3)	305,520	299,136	309,368	319,696	327,203
Mortgage Loans
Yield (1)	4.64%	4.66%	4.73%	4.77%	4.76%
Investment income (4)	2,466	3,340	912	1,855	2,784
Investment gains (losses)	(32)	(56)	(15)	(1)	(17)
Ending carrying value	72,461	75,752	78,601	77,997	78,959
Real Estate and Real Estate Joint Ventures
Yield (1)	3.84%	3.59%	2.04%	2.84%	3.08%
Investment income (3)	282	352	50	142	233
Investment gains (losses) (3)	154	326	5	6	102
Ending carrying value	9,977	9,698	10,022	10,326	10,246
Policy Loans
Yield (1)	5.23%	5.21%	5.28%	5.31%	5.32%
Investment income	381	506	128	257	386
Ending carrying value	9,703	9,699	9,670	9,705	9,671
Equity Securities
Yield (1)	4.41%	4.79%	5.43%	5.29%	5.07%
Investment income	45	64	16	32	45
Investment gains (losses)	21	(75)	107	105	122
Ending carrying value	1,479	1,440	1,432	1,476	1,341
Other Limited Partnership Interests
Yield (1)	13.15%	12.97%	7.59%	10.99%	12.51%
Investment income (3)	589	792	127	374	653
Investment gains (losses) (3)	9	9	(1)	—	3
Ending carrying value	6,374	6,613	6,787	7,054	7,441
Cash and Short-term Investments
Yield (1)	2.33%	2.41%	3.08%	2.73%	2.58%
Investment income	178	244	79	144	206
Investment gains (losses)	(8)	(6)	—	(5)	(6)
Ending carrying value	17,721	19,758	19,030	21,246	22,988
Other Invested Assets (1)
Investment income (3)	670	887	203	428	654
Investment gains (losses) (3)	(167)	(162)	(67)	(105)	(135)
Ending carrying value	16,336	18,190	18,175	20,036	21,979
Total Investments
Investment income yield (1)	4.57%	4.56%	4.44%	4.55%	4.55%
Investment fees and expenses yield	(0.13)%	(0.12)%	(0.14)%	(0.14)%	(0.14)%
Net Investment Income Yield (1), (3)	4.44%	4.44%	4.30%	4.41%	4.41%
Investment income	$13,375	$17,863	$4,417	$9,109	$13,739
Investment fees and expenses	(366)	(479)	(136)	(274)	(408)
Net investment income including Divested businesses	13,009	17,384	4,281	8,835	13,331
Less: Net investment income from Divested businesses	1	1	—	—	23
Net Investment Income, as reported on an adjusted basis (3)	$13,008	$17,383	$4,281	$8,835	$13,308
Ending Carrying Value (3)	$439,571	$440,286	$453,085	$467,536	$479,828
Gross investment gains	$930	$1,499	$375	$703	$1,035
Gross investment losses	(839)	(1,279)	(271)	(460)	(619)
Writedowns	(149)	(179)	(99)	(129)	(151)
Investment Portfolio Gains (Losses) (3)	(58)	41	5	114	265
Investment portfolio gains (losses) income tax (expense) benefit	(65)	(75)	(17)	(43)	(107)
Investment Portfolio Gains (Losses), Net of Income Tax	$(123)	$(34)	$(12)	$71	$158

Derivative gains (losses) (3)	$(425)	$399	$15	$629	$1,770
Derivative gains (losses) income tax (expense) benefit	98	(103)	(18)	(168)	(427)
Derivative Gains (Losses), Net of Income Tax	$(327)	$296	$(3)	$461	$1,343

(1) This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results. We calculate yields using investment income, as reported on an adjusted basis, as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed equity securities. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2) Fixed maturity securities includes $680 million, $871 million, $958 million, $1,007 million and $1,154 million in ending carrying value, and $25 million, $51 million, $55 million, $93 million and $152 million of investment income related to fair value option securities at or for the year-to-date period ended September 30, 2018, December 31, 2018, March 31, 2019, June 30, 2019 and September 30, 2019, respectively.

(3) The following yield table line items differ from their respective most directly comparable GAAP financial measure as indicated: A) Fixed maturity securities, which includes contractholder-directed equity securities and fair value option securities, ending carrying value excludes (i) contractholder-directed equity securities of $12,855 million, $11,741 million, $12,284 million, $11,990 million and $11,514 million and (ii) the effects of consolidating under GAAP certain VIEs that are treated as CSEs of $5 million, $4 million, $3 million, $3 million and $3 million at September 30,2018, December 31, 2018, March 31, 2019, June 30, 2019 and September 30, 2019, respectively; B) Net investment income, as reported on an adjusted basis, reflects the adjustments as presented on Page 5; C) Investment portfolio gains (losses), reflects the non-GAAP adjustments as presented below; and D) Derivative gains (losses), reflects the non-GAAP adjustments as presented below:

	For the Year-to-Date Period Ended
	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
Net investment gains (losses) - GAAP basis	$(443)	$(298)	$15	$76	$237
Less: Operating joint venture adjustments	(1)	(1)	—	—	—
Less: Partnerships at fair value	6	12	(15)	(12)	(13)
Less: Other gains (losses) reported in net investment gains (losses) on GAAP basis	(390)	(350)	25	(26)	(15)
Investment portfolio gains (losses) - in above yield table	$(58)	$41	$5	$114	$265

	For the Year-to-Date Period Ended
	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
Net derivative gains (losses) - GAAP basis	$(88)	$851	$115	$839	$2,093
Less: Investment hedge adjustments	354	475	105	223	344
Less: Settlement of foreign currency earnings hedges	(14)	(19)	(2)	(4)	(7)
Less: PAB hedge adjustments	(3)	(4)	(3)	(9)	(14)
Derivative gains (losses) - in above yield table	$(425)	$399	$15	$629	$1,770

(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		September 30, 2018		December 31, 2018		March 31, 2019		June 30, 2019		September 30, 2019
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$83,795	27.5%	$78,948	26.4%	$80,146	26.0%	$83,712	26.3%	$87,114	26.7%
Foreign government securities		60,472	19.8%	62,288	20.9%	64,955	21.1%	67,554	21.2%	67,547	20.7%
Foreign corporate securities		54,220	17.8%	56,703	19.0%	59,945	19.4%	62,398	19.6%	63,100	19.3%
U.S. government and agency securities		45,572	14.9%	39,322	13.2%	41,008	13.3%	40,003	12.6%	40,802	12.5%
Residential mortgage-backed securities		27,658	9.1%	27,961	9.4%	28,360	9.2%	29,049	9.1%	29,591	9.1%
Asset-backed securities		12,815	4.2%	12,472	4.2%	12,631	4.1%	13,712	4.3%	14,345	4.4%
Municipals		11,600	3.8%	11,533	3.9%	11,898	3.8%	12,255	3.8%	12,942	4.0%
Commercial mortgage-backed securities		8,708	2.9%	9,038	3.0%	9,467	3.1%	10,006	3.1%	10,608	3.3%
Total Fixed Maturity Securities Available-For-Sale		$304,840	100.0%	$298,265	100.0%	$308,410	100.0%	$318,689	100.0%	$326,049	100.0%

NAIC	NRSRO
DESIGNATION	RATING
1	Aaa / Aa / A	$213,898	70.2%	$208,806	70.0%	$216,343	70.1%	$223,594	70.2%	$229,104	70.3%
2	Baa	74,059	24.3%	73,141	24.5%	75,769	24.6%	78,943	24.8%	81,478	25.0%
3	Ba	11,042	3.6%	11,158	3.7%	11,350	3.7%	11,490	3.6%	11,400	3.5%
4	B	5,062	1.7%	4,498	1.6%	4,324	1.4%	4,176	1.3%	3,423	1.0%
5	Caa and lower	755	0.2%	647	0.2%	591	0.2%	451	0.1%	609	0.2%
6	In or near default	24	—%	15	—%	33	—%	35	—%	35	—%
Total Fixed Maturity Securities Available-For-Sale (1)		$304,840	100.0%	$298,265	100.0%	$308,410	100.0%	$318,689	100.0%	$326,049	100.0%

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (2)

		September 30, 2018		December 31, 2018		March 31, 2019		June 30, 2019		September 30, 2019
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%		$4,924	94.4%	$5,340	89.7%	$2,563	91.2%	$1,542	80.6%	$1,499	73.3%
20% or more for less than six months		214	4.1%	460	7.7%	135	4.8%	215	11.2%	370	18.1%
20% or more for six months or greater		77	1.5%	155	2.6%	113	4.0%	156	8.2%	176	8.6%
Total Gross Unrealized Losses		$5,215	100.0%	$5,955	100.0%	$2,811	100.0%	$1,913	100.0%	$2,045	100.0%

Total Gross Unrealized Gains		$16,787		$17,404		$22,662		$29,373		$34,964

(1) Amounts presented are based on ratings of NRSRO and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for certain structured securities described below. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities and commercial mortgage-backed securities) held by MetLife, Inc.'s insurance subsidiaries that maintain the NAIC statutory basis of accounting reflect designations based on revised NAIC methodologies. The NAIC's present methodology is to evaluate certain structured securities held by insurers using the revised NAIC methodologies on an annual basis. An internally developed designation is used until a final designation becomes available from the NAIC annual review. These revised NAIC designations may not correspond to NRSRO ratings.

(2) MetLife's review of its fixed maturity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for six months or greater.

INVESTMENTS
SUMMARY OF MORTGAGE LOANS

Unaudited (In millions)	September 30, 2018		December 31, 2018		March 31, 2019		June 30, 2019		September 30, 2019

Commercial mortgage loans	$47,460		$48,463		$49,960		$49,570		$49,898
Agricultural mortgage loans	13,677		14,905		15,130		15,334		15,752
Residential mortgage loans	11,660		12,726		13,861		13,450		13,659
Total Mortgage Loans	72,797		76,094		78,951		78,354		79,309
Valuation allowances	(336)		(342)		(350)		(357)		(350)
Total Mortgage Loans, net	$72,461		$75,752		$78,601		$77,997		$78,959

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	September 30, 2018		December 31, 2018		March 31, 2019		June 30, 2019		September 30, 2019
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$10,878	22.9%	$10,884	22.5%	$10,683	21.4%	$10,511	21.2%	$10,079	20.2%
Non-U.S.	9,497	20.0%	9,281	19.1%	9,727	19.5%	9,463	19.1%	9,480	19.0%
Middle Atlantic	7,434	15.7%	7,911	16.3%	7,873	15.7%	7,952	16.0%	8,210	16.4%
South Atlantic	5,789	12.2%	6,347	13.1%	6,427	12.9%	6,459	13.0%	6,896	13.8%
West South Central	4,001	8.4%	3,951	8.1%	4,299	8.6%	4,386	8.9%	4,454	8.9%
East North Central	2,768	5.8%	2,840	5.9%	3,269	6.5%	3,245	6.6%	3,225	6.5%
Mountain	1,378	2.9%	1,387	2.9%	1,501	3.0%	1,729	3.5%	1,774	3.6%
New England	1,141	2.4%	1,481	3.1%	1,479	3.0%	1,628	3.3%	1,705	3.4%
West North Central	596	1.3%	594	1.2%	594	1.2%	593	1.2%	592	1.2%
East South Central	1,072	2.3%	564	1.2%	563	1.1%	563	1.1%	530	1.1%
Multi-Region and Other	2,906	6.1%	3,223	6.6%	3,545	7.1%	3,041	6.1%	2,953	5.9%
Total	$47,460	100.0%	$48,463	100.0%	$49,960	100.0%	$49,570	100.0%	$49,898	100.0%

Office	$24,096	50.8%	$23,995	49.5%	$24,514	49.1%	$23,755	47.9%	$23,455	47.0%
Retail	8,701	18.3%	9,089	18.7%	9,387	18.8%	9,577	19.3%	9,707	19.5%
Apartment	6,416	13.5%	7,018	14.5%	6,943	13.9%	6,960	14.1%	6,906	13.8%
Industrial	3,775	8.0%	3,719	7.7%	3,761	7.5%	3,748	7.6%	4,226	8.5%
Hotel	3,327	7.0%	3,479	7.2%	3,716	7.4%	3,688	7.4%	3,617	7.2%
Other	1,145	2.4%	1,163	2.4%	1,639	3.3%	1,842	3.7%	1,987	4.0%
Total	$47,460	100.0%	$48,463	100.0%	$49,960	100.0%	$49,570	100.0%	$49,898	100.0%

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLIfe, Inc.'s common shareholders	$880	$2,010	$1,349	$1,684	$2,152	$2,972	$5,185
Add: Preferred stock dividends	32	57	32	57	32	84	121
Add: Net Income (loss) attributable to noncontrolling interests	3	(5)	4	5	6	10	15
Less: Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Income (loss) from continuing operations, net of income tax	915	2,062	1,385	1,746	2,190	$3,066	$5,321
Less: adjustments from income (loss) from continuing operations, net of income tax, to adjusted earnings:
Net investment gains (losses)	117	145	15	61	161	(443)	237
Net derivative gains (losses)	(378)	939	115	724	1,254	(88)	2,093
Premiums - Divested businesses	—	—	—	—	35	—	35
Universal life and investment-type product policy fees
Unearned revenue adjustments	11	(8)	—	20	59	1	79
GMIB fees	32	27	27	28	27	93	82
Divested businesses	—	—	—	—	2	7	2
Net investment income
Investment hedge adjustments	(125)	(121)	(105)	(118)	(121)	(354)	(344)
Operating joint venture adjustments	—	—	—	—	—	1	—
Unit-linked contract income	149	(765)	736	261	250	82	1,247
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(1)	(27)	(4)	(4)	(2)	(34)	(10)
Divested businesses	1	—	—	—	23	1	23
Other revenues
Settlement of foreign currency earnings hedges	5	5	2	2	3	14	7
TSA fees	78	70	68	69	69	235	206
Divested businesses	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends
PBC hedge adjustments	—	—	—	—	(9)	—	(9)
PDO adjustments	—	—	—	—	—	—	—
Inflation and pass-through adjustments	13	(1)	(79)	(84)	(87)	(28)	(250)
GMIB costs	(168)	78	(56)	(39)	47	(224)	(48)
Market value adjustments	—	1	4	11	(3)	—	12
Divested businesses	—	—	—	—	(34)	—	(34)
Interest credited to policyholder account balances
PAB hedge adjustments	1	1	3	6	5	3	14
Unit-linked contract costs	(133)	730	(716)	(257)	(223)	(54)	(1,196)
Divested businesses	—	—	—	—	(8)	—	(8)
Capitalization of DAC - Divested businesses	—	—	—	—	11	1	11
Amortization of DAC and VOBA
Related to NIGL and NDGL	(89)	(44)	24	5	(39)	(65)	(10)
Related to GMIB fees and GMIB costs	(19)	(68)	7	3	—	(38)	10
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	—	—	—	—	(2)	—	(2)
Amortization of negative VOBA
Related to market value adjustments	—	—	—	—	—	1	—
Divested businesses	—	—	—	—	—	—	—
Interest expense on debt
Securitization entities debt expense	—	—	—	—	—	—	—
Divested businesses	(15)	(18)	—	—	—	(45)	—
Other expenses
Noncontrolling interest	3	(5)	6	6	8	15	20
Regulatory implementation costs	(3)	(5)	(3)	(7)	(5)	(6)	(15)
Acquisition, integration and other costs	(13)	14	(23)	(6)	(8)	(38)	(37)
TSA fees	(78)	(70)	(68)	(69)	(69)	(235)	(206)
Divested businesses	(9)	4	—	(6)	(36)	(72)	(42)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	128	(213)	(24)	(236)	(340)	127	(600)
Adjusted earnings	1,408	1,393	1,456	1,376	1,222	4,209	4,054
Less: Preferred stock dividends	32	57	32	57	32	84	121
Adjusted earnings available to common shareholders	$1,376	$1,336	$1,424	$1,319	$1,190	$4,125	$3,933

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019
Actuarial assumption review and other insurance adjustments	$(68)	$—	$—	$—	$(160)	$(6)	$(160)
Litigation reserves & settlement costs	—	(60)	—	—	—	—	—
Expense initiative costs	(88)	(100)	(55)	(70)	(88)	(184)	(213)
Tax adjustments	—	247	—	—	—	—	—
Total notable items	$(156)	$87	$(55)	$(70)	$(248)	$(190)	$(373)

U.S.
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019
Actuarial assumption review and other insurance adjustments	$37	$—	$—	$—	$—	$37	$—
Total notable items	$37	$—	$—	$—	$—	$37	$—

GROUP BENEFITS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019
Actuarial assumption review and other insurance adjustments	$37	$—	$—	$—	$—	$37	$—
Total notable items	$37	$—	$—	$—	$—	$37	$—

(1) These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED) (1)

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019
Actuarial assumption review and other insurance adjustments	$(86)	$—	$—	$—	$(19)	$(86)	$(19)
Total notable items	$(86)	$—	$—	$—	$(19)	$(86)	$(19)

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019
Actuarial assumption review and other insurance adjustments	$28	$—	$—	$—	$10	$28	$10
Total notable items	$28	$—	$—	$—	$10	$28	$10

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019
Actuarial assumption review and other insurance adjustments	$(23)	$—	$—	$—	$(13)	$(23)	$(13)
Total notable items	$(23)	$—	$—	$—	$(13)	$(23)	$(13)

METLIFE HOLDINGS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019
Actuarial assumption review and other insurance adjustments	$(24)	$—	$—	$—	$(138)	$38	$(138)
Total notable items	$(24)	$—	$—	$—	$(138)	$38	$(138)

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019
Litigation reserves & settlement costs	$—	$(60)	$—	$—	$—	$—	$—
Expense initiative costs	(88)	(100)	(55)	(70)	(88)	(184)	(213)
Tax adjustments	—	247	—	—	—	—	—
Total notable items	$(88)	$87	$(55)	$(70)	$(88)	$(184)	$(213)

(1) These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019

Total MetLife, Inc.'s stockholders' equity	$51,625	$52,741	$58,509	$63,811	$68,368
Less: Preferred stock	3,340	3,340	3,340	3,340	3,340
MetLife, Inc.'s common stockholders' equity	48,285	49,401	55,169	60,471	65,028
Less: Net unrealized investment gains (losses), net of income tax	7,946	8,655	13,862	18,381	22,330
Defined benefit plans adjustment, net of income tax	(2,051)	(2,028)	(2,004)	(1,984)	(1,961)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	$42,390	$42,774	$43,311	$44,074	$44,659
Less: Goodwill, net of income tax	9,147	9,133	9,082	9,071	8,955
VODA and VOCRA, net of income tax	316	312	298	288	279
Total MetLife, Inc.'s tangible common stockholders' equity	$32,927	$33,329	$33,931	$34,715	$35,425

Unaudited (In millions, except per share data)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019

Book value per common share	$48.94	$51.53	$58.06	$64.61	$70.71
Less: Net unrealized investment gains (losses), net of income tax	8.05	9.03	14.59	19.64	24.28
Defined benefit plans adjustment, net of income tax	(2.08)	(2.12)	(2.11)	(2.12)	(2.13)
Book value per common share, excluding AOCI other than FCTA	$42.97	$44.62	$45.58	$47.09	$48.56
Less: Goodwill, net of income tax	9.28	9.52	9.56	9.69	9.74
VODA and VOCRA, net of income tax	0.32	0.33	0.31	0.31	0.30
Book value per common share - tangible common stockholders' equity	$33.37	$34.77	$35.71	$37.09	$38.52

Common shares outstanding, end of period	986.6	958.6	950.2	935.9	919.6

	For the Three Months Ended (1)
Unaudited (In millions, except ratios)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019

Return on MetLife, Inc.'s:
Common stockholders' equity	7.1%	16.5%	10.3%	11.6%	13.7%
Common stockholders' equity, excluding AOCI other than FCTA	8.3%	18.9%	12.5%	15.4%	19.4%
Tangible common stockholders' equity (2)	10.8%	24.4%	16.2%	19.7%	24.6%

Adjusted return on MetLife, Inc.'s:
Common stockholders' equity	11.2%	10.9%	10.9%	9.1%	7.6%
Common stockholders' equity, excluding AOCI other than FCTA	12.9%	12.5%	13.2%	12.1%	10.7%
Tangible common stockholders' equity (2)	16.8%	16.2%	17.1%	15.5%	13.7%

Average common stockholders' equity	$49,289	$48,843	$52,285	$57,820	$62,750
Average common stockholders' equity, excluding AOCI other than FCTA	$42,580	$42,582	$43,043	$43,693	$44,367
Average tangible common stockholders' equity	$33,075	$33,128	$33,630	$34,323	$35,070

(1) Annualized using quarter-to-date results.

(2) Net income (loss) available to MetLife, Inc.'s common shareholders and adjusted earnings available to common shareholders used to calculate returns on tangible common stockholders' equity, exclude the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended September 30, 2018, December 31, 2018, March 31, 2019, June 30, 2019 and September 30, 2019 of $10 million, $9 million, $10 million, $9 million and $9 million, respectively.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
U.S. (1)	$6,889	$5,725	$6,058	$6,731	$7,391
ASIA	2,157	2,145	2,144	2,086	2,098
LATIN AMERICA	892	947	912	1,040	967
EMEA	619	633	649	665	656
METLIFE HOLDINGS (1)	1,305	1,385	1,268	1,275	1,261
CORPORATE & OTHER (1)	53	219	119	98	72
Adjusted premiums, fees and other revenues, on a constant currency basis	$11,915	$11,054	$11,150	$11,895	$12,445
Adjusted premiums, fees and other revenues	$11,938	$11,022	$11,167	$11,900	$12,445

ASIA (including operating joint ventures) (2), (3)	$2,371	$2,394	$2,386	$2,363	$2,348

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
U.S. (1)	$982	$994	$993	$1,009	$1,004
ASIA	957	994	963	966	955
LATIN AMERICA	339	365	355	345	356
EMEA	325	350	333	348	341
METLIFE HOLDINGS (1)	264	266	227	237	223
CORPORATE & OTHER (1)	314	102	222	289	320
Other expenses, as reported on an adjusted basis, on a constant currency basis	$3,181	$3,071	$3,093	$3,194	$3,199
Other expenses, as reported on an adjusted basis	$3,187	$3,055	$3,101	$3,192	$3,199

ASIA (including operating joint ventures) (2), (3)	$1,049	$1,100	$1,067	$1,073	$1,059

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
U.S. (1)	$795	$685	$724	$732	$707
ASIA	262	278	354	357	349
LATIN AMERICA	162	136	128	155	155
EMEA	54	53	84	76	53
METLIFE HOLDINGS (1)	327	223	317	299	149
CORPORATE & OTHER (1)	(237)	(45)	(193)	(307)	(223)
Adjusted earnings available to common shareholders on a constant currency basis	$1,363	$1,330	$1,414	$1,312	$1,190
Adjusted earnings available to common shareholders	$1,376	$1,336	$1,424	$1,319	$1,190

(1) Amounts on a reported basis, as constant currency impact is not significant.

 (2) Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statement of adjusted earnings available to common shareholders for operating joint ventures.

(3) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting.

METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees & other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	net investment income, as reported on an adjusted basis	(v)	net investment income
(vi)	adjusted earnings	(vi)	income (loss) from continuing operations, net of income tax
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders per diluted common share	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(ix)	adjusted return on equity	(ix)	return on equity
(x)	adjusted return on equity, excluding AOCI other than FCTA	(x)	return on equity
(xi)	adjusted tangible return on equity	(xi)	return on equity
(xii)	investment portfolio gains (losses)	(xii)	net investment gains (losses)
(xiii)	derivative gains (losses)	(xiii)	net derivative gains (losses)
(xiv)	capitalization of DAC, as reported on an adjusted basis	(xiv)	capitalization of DAC
(xv)	total MetLife, Inc.’s tangible common stockholders’ equity	(xv)	total MetLife, Inc.’s stockholders’ equity
(xvi)	total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xvi)	total MetLife, Inc.’s stockholders’ equity
(xvii)	book value per common share, excluding AOCI other than FCTA	(xvii)	book value per common share
(xviii)	book value per common share - tangible common stockholders' equity	(xviii)	book value per common share
(xix)	other expenses, as reported on an adjusted basis	(xix)	other expenses
(xx)	other expenses, net of capitalization of DAC, as reported on an adjusted basis	(xx)	other expenses, net of capitalization of DAC
(xxi)	other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis	(xxi)	other expenses, net of capitalization of DAC
(xxii)	adjusted expense ratio	(xxii)	expense ratio
(xxiii)	adjusted expense ratio, excluding total notable items related to other expenses and PRT	(xxiii)	expense ratio
(xxiv)	direct expenses	(xxiv)	other expenses
(xxv)	direct expenses, excluding total notable items related to direct expenses	(xxv)	other expenses
(xxvi)	direct expense ratio	(xxvi)	expense ratio
(xxvii)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxvii)	expense ratio
(xxviii)	GA AUM	(xxviii)	total investments
(xxix)	GA AUM (excluding FVA)	(xxix)	total investments

Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period. As a result, comparable prior period amounts are updated each period to reflect the most recent period average foreign currency exchange rates.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings news release which is available at www.metlife.com.

Our definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies:

Adjusted earnings and related measures

•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders per diluted common share; and
•	adjusted earnings available to common shareholders on a constant currency basis.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its Business Plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Adjusted revenues and adjusted expenses

These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP (“Divested businesses”). Divested businesses also includes the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes NIGL and NDGL. Adjusted expenses also excludes goodwill impairments.

The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:
•
Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity GMIB fees (“GMIB fees”);

•
Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iii) excludes certain amounts related to contractholder-directed equity securities (“Unit-linked contract income”), (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities income”), and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL under GAAP ("Certain partnership distributions"); and

•	Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements ("TSA fees").

The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:
•
Policyholder benefits and claims and policyholder dividends excludes: (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits ("PBC hedge adjustments"), (ii) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (iii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments (“Inflation and pass-through adjustments”), (iv) benefits and hedging costs related to GMIBs (“GMIB costs”), and (v) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•
Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes certain amounts related to net investment income earned on contractholder-directed equity securities (“Unit-linked contract costs”);

•	Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•
Other expenses excludes: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirement costs (“Regulatory implementation costs”) and (iii) acquisition, integration and other costs. Other expenses includes TSA fees.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, goodwill impairment or changes in estimated fair value. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Return on equity, allocated equity, tangible equity and related measures
•
Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.

•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
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Return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA : net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.

•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
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Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.

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Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA): adjusted earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA).

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Allocated equity: portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA.

•	Adjusted return on allocated equity: adjusted earnings available to common shareholders divided by allocated equity.

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses. Also, refer to the utilization of adjusted earnings and other financial measures based on adjusted earnings mentioned above.

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Total MetLife, Inc.’s tangible common stockholders’ equity or tangible equity: Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA, reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.

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Return on MetLife, Inc.’s tangible common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.'s average tangible common stockholders’ equity.

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Adjusted return on MetLife, Inc.’s tangible common stockholders’ equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•	Allocated tangible equity: Allocated equity reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.
•	Adjusted return on allocated tangible equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
The above measures are, when considered in conjunction with regulatory capital ratios, a measure of capital adequacy.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•	Direct expense ratio: direct expenses, on an adjusted basis, divided by adjusted premiums, fees and other revenues.
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Direct expense ratio, excluding total notable items related to direct expenses and PRT: direct expenses, on an adjusted basis, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

•	Adjusted expense ratio: other expenses, net of capitalization of DAC, both on an adjusted basis, divided by adjusted premiums, fees and other revenues.
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Adjusted expense ratio, excluding total notable items related to other expenses and PRT: other expenses, net of capitalization of DAC, both on an adjusted basis, excluding total notable items related to other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

General account assets under management and related measures

GA AUM are used by MetLife to describe assets in its GA investment portfolio which are actively managed and stated at estimated fair value. MetLife believes the use of GA AUM enhances the understanding and comparability of its GA investment portfolio. GA AUM are comprised of GA total investments and cash and cash equivalents, excluding policy loans, other invested assets, contractholder-directed equity securities and fair value option securities, as substantially all of these assets are not actively managed in MetLife’s GA investment portfolio. Mortgage loans and real estate and real estate joint ventures included in GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from GA AUM.

GA AUM (excluding FVA) excludes the following FVA: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on mortgage loans and real estate and real estate joint ventures. MetLife believes that the use of GA AUM (excluding FVA) enhances the understanding of the value of GA AUM without regard to the impact of market volatility.

Other items
The following additional information is relevant to an understanding of our performance results:
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Statistical sales information for Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
DAC	Deferred policy acquisition costs
EMEA	Europe, the Middle East and Africa
FVA	Fair value adjustments
FCTA	Foreign currency translation adjustments
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
GMIB	Guaranteed minimum income benefits
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
NRSRO	Nationally Recognized Statistical Rating Organizations
PAB	Policyholder account balances
PBC	Policyholder benefits and claims
PDO	Policyholder dividend obligation
PRT	Pension risk transfers
QFS	Quarterly financial supplement
TSA	Transition service agreement
VIE	Variable interest entity
VOBA	Value of business acquired
VOCRA	Value of customer relationships acquired
VODA	Value of distribution agreements